Exhibit 10.6

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement (this "Agreement") is made and entered into as of December 3, 2001, by and among PACIFIC USA HOLDINGS CORP, a Texas corporation ("PUSA" or "Assignor"); THIRD SECURITY LLC, a ________limited liability company ("TS" or "Assignee"); and Laidlaw Global Corporation, a Delaware corporation ("Laidlaw").

     WHEREAS, PUSA and Laidlaw executed an Option Agreement (the "Option Agreement"), dated as of August 31, 2001, pursuant to which PUSA was granted first rights of refusal to match 100% of any third party offer, on the same price-per-share terms as any transaction approved by the Board of Directors of Laidlaw from August 31, 2001 through August 31, 2002 (the "Refusal Rights"); and

     WHEREAS, Paragraph 7 of the Option Agreement provides that PUSA may assign the Refusal Rights with the consent of Laidlaw, which consent may not be unreasonably withheld; and

     WHEREAS, on November 29, the Board of Directors of Laidlaw approved a letter of intent between Laidlaw and Technology Partners, Inc., pursuant to which Technology Partners intends to acquire common stock of Laidlaw on terms as outlined in the letter of intent (the "Technology Transaction"); and

     WHEREAS, PUSA desires to assign its Refusal Right with respect to the Technology Transaction to TP and TP desires to assume such right.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. ASSIGNMENT. PUSA hereby assigns to TP its Refusal Right with respect to the Technology Transaction. PUSA hereby retains all other rights under the Option Agreement.

2. ASSUMPTION. TP hereby assumes such Refusal Right and agrees to be bound and abide by the terms and conditions of the Option Agreement.

3. CONSENT. Laidlaw hereby acknowledges PUSA's rights under the Option Agreement and consents to assignment to TP of the Refusal Right with respect to the Technology Transaction.

4. EFFECTIVE DATE. This Agreement shall be effective as of the date first above written.

5. NOTICES. Paragraph 5 of the Option Agreement is hereby amended to include notice to TP in connection with exercise of the Refusal Right related to the Technology Transaction, as follows:

     If to Optionee (with respect to that certain letter of intent between Optionor and Technology Partners Inc.:

                                           Third Security LLC
                                           The Governor
                                           1902 Downey Street
                                           Radford, VA  24141

         With courtesy copy to:            Hunton & Williams
                                           Attn: John Owen Gwaphmey

                                           ------------------------

                                           ------------------------

6. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Texas.

7. CONSTRUCTION. The captions and headings contained herein are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement. Notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty in this Agreement shall not be construed against either party based upon authorship of any of the provisions hereof.

8. COUNTERPARTS; FACSIMILES. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one (1) and the same instrument. Delivery of an executed counterpart of a signature page to this agreement by facsimile shall be effective as delivery of a manually executed counterpart of this agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

                                           ASSIGNOR:

                                           PACIFIC USA HOLDINGS CORP.,
                                           a Texas corporation


                                           By:_________________________________
                                              Name:____________________________
                                              Title:___________________________



                                           ASSIGNEE:

                                           THIRD SECURITY LLC,
                                           a _________ limited liability company


                                           By:_________________________________
                                              Name:____________________________
                                              Title:___________________________



                                           LAIDLAW:

                                           LAIDLAW GLOBAL CORPORATION,
                                           a Delaware corporation


                                           By:_________________________________
                                              Name:____________________________
                                              Title:___________________________